CAIRN ENERGY USA, INC.
                             1993 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


         THIS AGREEMENT is made and entered into this day of , 199 , between Cairn Energy USA, Inc., a Delaware corporation (the "Corporation"), and
                     (the "Holder") in connection with the grant of an Incentive Option (defined below) under the Cairn Energy USA, Inc. 1993 Stock Option Plan (the "Plan"), as amended.


                              W I T N E S S E T H:

         WHEREAS, the Holder is employed by the Corporation or one of its Affiliates (defined below) in a key position; and

         WHEREAS, the Corporation desires to encourage the Holder to own Stock (defined below) and to give him added incentive to advance the interests of the Corporation through the Plan; and

         WHEREAS, the Corporation adopted the Plan, as approved and ratified by stockholders, effective April 8, 1993, and subsequently adopted amendments to the Plan; and

         WHEREAS, on , 19 (the "Date of Grant"), the Corporation granted the Holder an Incentive Option to purchase shares of Stock of the Corporation under terms and conditions established by the Board of Directors (defined below);

         NOW, THEREFORE, in consideration of these premises, the parties agree that the following shall constitute the Agreement between the Corporation and the Holder:

         1. DEFINITIONS. For purposes of this Agreement, defined terms shall have the meanings given to them by the Plan except as specified below:

         1.1 "AFFILIATE" shall mean (a) any corporation, other than the Corporation, in an unbroken chain of corporations ending with the Corporation if each of the corporations, other than the Corporation, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (b) any corporation, other than the Corporation, in an unbroken chain of corporations beginning with the Corporation if each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



LABDAL:49156.2   15467-6
                                                         1

         1.2 "AGREEMENT" shall mean this document as executed by the Corporation and the Holder, and as it may be subsequently amended.

         1.3 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar or superseding statute or statutes.

         1.4 "INCENTIVE OPTION" and "OPTION" shall mean a stock option granted pursuant to this Agreement that is intended to satisfy the requirements of section 422 of the Code.

         1.5 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar or superseding statute or statutes.

         2. GRANT OF INCENTIVE OPTION. Subject to the terms and conditions set forth in this Agreement, the Corporation grants to the Holder an Incentive Option to purchase from the Corporation during the period ending ten (10) years from the Date of Grant shares of Stock at a price of $ per share, subject to adjustment, if any, as provided in this Agreement. In no event shall the exercise price per share of this Option be less than the greater of (a) the par value per share of Stock or (b) 100% of the Fair Market Value per share of Stock on the date of grant of this Option.

         This Incentive Option is exercisable with respect to the shares of Stock indicated above on or after the following dates:

    -----------------             --------------------shares of Stock
    -----------------             --------------------additional shares of Stock
    -----------------             --------------------additional shares of Stock

In no event shall the Option be exercisable within the first six months of its Date of Grant. In addition, the number of shares exercisable under this Option shall be reduced to the extent necessary so that the sum of:

         (a) the aggregate Fair Market Value of shares of Stock subject to this Incentive Option that first become purchasable in a calendar year under this Incentive Option, and

         (b) the aggregate Fair Market Value of shares of Stock or stock of any Affiliate (or a predecessor of the Corporation or an Affiliate) subject to any other incentive stock option (within the meaning of section 422 of the Code) of the Corporation or its Affiliates (or a predecessor corporation of any such corporation), that first become purchasable in a calendar year under such incentive stock option does not (with respect to the Holder) exceed $100,000, with such Fair Market Value to be determined as of the date this Incentive Option or such other incentive stock option is granted.



LABDAL:49156.2   15467-6
                                                         2

         For purposes of this Paragraph, "predecessor corporation" means (i) a corporation that was a party to a transaction described in section 425(a) of the Code (or that would be so described if a substitution or assumption under such section had been effected) with the Corporation, (ii) a corporation that at the time the new incentive stock option (within the meaning of section 422 of the Code) is granted, is an Affiliate of the Corporation or a predecessor corporation of any such corporations, or (iii) a predecessor corporation of any such corporations.

         3. NOTICE OF EXERCISE. This Incentive Option may be exercised in whole or in part, from time to time, in accordance with PARAGRAPH 2, by written notice to the Corporation at the address provided in this Agreement, which notice shall:

                  (a) specify the number of whole shares of Stock to be purchased and the exercise price to be paid for such shares;

                  (b) if the person exercising this Incentive Option is not the Holder himself, contain or be accompanied by evidence satisfactory to the Committee of such person's right to exercise this Incentive Option; and

                  (c) be accompanied by payment in full of the purchase price in the form of cash, a certified or cashier's check to the order of the Corporation, or a wire transfer of immediately available funds.

         This Incentive Option may be exercised only in increments at least equal to the lesser of one hundred (100) shares or ten percent (10%) of the number of whole shares as to which it is exercisable.

                  4. INVESTMENT LETTER. The Holder agrees that the shares of Stock acquired on exercise of this Incentive Option shall be acquired for his own account for investment only and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act or other applicable securities laws. If the Committee so determines, any Stock certificates issued upon exercise of this Incentive Option shall bear a legend to the effect that the shares have been so acquired. The Corporation may, but in no event shall be required to, bear any expenses of complying with the Securities Act, other applicable securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification, or transfer, as the case may be, of this Incentive Option or any shares of Stock acquired upon the exercise thereof. The foregoing restrictions on the transfer of the shares of Stock shall be inoperative if (a) the Corporation previously shall have been furnished with an opinion of counsel, satisfactory to it, to the effect that such transfer will not require registration under the Securities Act or other applicable securities laws or (b) the shares of Stock shall have been duly registered in compliance with the Securities Act and other applicable securities laws.

         5. TRANSFER AND EXERCISE OF INCENTIVE OPTION. This Incentive Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income

LABDAL:49156.2   15467-6
                                                         3

Security Act ("ERISA") or the rules thereunder. No assignment or transfer of this Incentive Option, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder, shall vest in the assignee or transferee any interest or right whatsoever in this Incentive Option.

         During the Holder's lifetime, this Incentive Option may be exercised only by him, his guardian or legal representative or the recipient of this Incentive Option pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

         6. STATUS OF HOLDER. The Holder shall not be deemed a stockholder of the Corporation with respect to any of the shares of Stock subject to this Incentive Option, except to the extent that such shares shall have been purchased and transferred to him. The Corporation shall not be required to issue or transfer any certificates for shares of Stock purchased upon exercise of this Incentive Option until all applicable requirements of law have been complied with and such shares shall have been duly listed on any securities exchange on which the Stock may then be listed.

         7. NO EFFECT ON CAPITAL STRUCTURE. This Incentive Option shall not affect the right of the Corporation or any Affiliate to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize.

         8.       EXPIRATION OF INCENTIVE OPTION UPON TERMINATION OF EMPLOYMENT.

         Except as otherwise specifically provided in this Agreement, if a Holder ceases to be an Eligible Individual, the portion, if any, of the Option that is exercisable but remains unexercised on the date the Holder stops being an Eligible Individual shall terminate twenty-four (24) months after such Holder ceases to be an Eligible Individual.

         The portion of the Option that is not exercisable on the date the Holder ceases to be an Eligible Individual shall terminate and be forfeited to the Corporation on the date of such cessation. Notwithstanding the previous sentence, if (i) a Change in Control of the Corporation occurs and, within twenty-four months from the date of the Change in Control of the Corporation, a Holder ceases to be an Eligible Individual either because (A) the Corporation terminates the Holder's employment with the Corporation for a reason other than Due Cause or (B) the Holder terminates his employment with the Corporation due to a Severance Termination by the Holder of the Holder's Employment Agreement, or (ii) a Holder ceases to be an Eligible Individual by reason of death, then any Options held by such Holder shall be exercisable in full on the date such Holder ceases to be an Eligible Individual, and no portion of an Option held by such Holder shall terminate or forfeit on the date such Holder ceases to be an Eligible Individual. The provisions of this paragraph of PARAGRAPH 8 shall be applied before the provisions of the immediately preceding paragraph of PARAGRAPH 8.



LABDAL:49156.2   15467-6
                                                         4

         9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER, ETC. Notwithstanding any other provision of this Agreement, in the event of any change in the number of outstanding shares of Stock

         (a) effected without receipt of consideration by the Corporation, by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Corporation is the surviving corporation, or

         (b) by reason of a spin-off of a part of the Corporation into a separate entity, or assumptions and conversions of outstanding grants due to an acquisition by the Corporation of a separate entity,

(1) the aggregate number and class of shares subject to this Incentive Option and (2) the exercise price of this Incentive Option shall be automatically adjusted to accurately and equitably reflect the effect of such changes. In the event of a dispute concerning such adjustment, the Committee shall have full discretion to resolve the dispute. The number of shares subject to this Incentive Option shall be automatically reduced by any fraction which results from any adjustment made pursuant to this Paragraph.

         In the event of:

(a)  a dissolution or liquidation of the Corporation,

(b) a merger or consolidation (other than a merger effecting a reincorporation of the Corporation in another state or any other merger or a consolidation in which the stockholders of the surviving corporation and their proportionate interests in the surviving corporation immediately after the merger or consolidation are substantially identical to the stockholders of the Corporation and their proportionate interests in the Corporation immediately prior to the merger or consolidation) in which the Corporation is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the stockholders of the parent of the Corporation and their proportionate interests in the parent immediately after the transaction are not substantially identical to the stockholders of the Corporation and their proportionate interests therein immediately prior to the transaction; provided that the Board of Directors may at any time prior to such a merger or consolidation provide by resolution that the foregoing provisions of this parenthetical shall not apply if a majority of the board of directors of such parent immediately after the transaction consists of individuals who constituted a majority of the Board of Directors immediately prior to the transaction), or

(c) a transaction in which any person (other than Cairn Energy PLC) becomes the owner of 50% or more of the total combined voting power of all classes of stock of the Corporation (provided, however, that the Board of Directors


LABDAL:49156.2   15467-6
                                                         5
     may at any time prior to such transaction provide by resolution that this Subparagraph (c) shall not apply if such acquiring person is a corporation and a majority of the board of directors of the acquiring corporation immediately after the transaction consists of individuals who constituted a majority of the Board of Directors immediately prior to the acquisition of such 50% or more total combined voting power)

the Board of Directors may, at its election, as of the effective time of such transaction, either (1) change the number and kind of shares of stock (including substitution of shares of another corporation) and exercise price in the manner it deems appropriate, provided, however, that in no event may any change be made under this Paragraph which would constitute a "modification" within the meaning of section 425(h)(3) of the Code, or (2) purchase the Option from the Holder by tendering cash equal to the Fair Market Value of the Stock represented by the Option less the exercise price of the Option specified in this Agreement, without regard to the determination as to the periods and installments of exercisability made pursuant to this Agreement, if (and only if) the Option has not at that time expired or been terminated.

         10. COMMITTEE AUTHORITY. Any question concerning the interpretation of this Agreement, any adjustments required to be made under this Agreement, and any controversy which may arise under this Agreement shall be determined by the Committee in its sole discretion.

         11. NOTICE OF DISQUALIFYING DISPOSITION. In order to enable the Corporation to avail itself of any income tax deduction to which it may be entitled, the Holder shall notify the Corporation of his intent to dispose of any of the shares of Stock purchased pursuant to this Incentive Option within two (2) years from the date of the grant of the Incentive Option and one (1) year from the date of exercise of the Incentive Option, and promptly after such disposition the Holder shall notify the Corporation of the number of shares of Stock disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition. Nothing in this Paragraph, however, shall give the Holder any right to dispose of shares of Stock in a manner that is inconsistent with any provision of the Plan or any Paragraph of this Agreement. If in connection with any such disposition the Corporation becomes liable for withholding taxes and has no amounts owing the Holder with which to discharge its withholding obligation, the Holder shall provide the Corporation with the amount needed to discharge the Corporation's withholding obligation and shall indemnify the Corporation against any penalties it may incur through its inability to apply amounts owing the Holder in discharge of its withholding obligation.

         12. INCENTIVE OPTION QUALIFICATION. This Incentive Option is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended, and shall be so construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guarantee or other undertaking on the part of the Corporation that this Incentive Option is or will be determined to be an "incentive stock option" within such section or any other section of the Internal Revenue Code.



LABDAL:49156.2   15467-6
                                                         6

         13. PLAN CONTROLS. The terms of this Agreement are governed by the terms of the Plan, a copy of which is attached as Exhibit A and made a part of this Agreement as if fully set forth in this Agreement, and in the case of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

         14. NOTICE. Whenever any notice is required or permitted under the Plan or this Agreement, such notice must be in writing and personally delivered, telecopied (if confirmed), or sent by mail. Any notice required or permitted to be delivered under the Plan or this Agreement shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance with this Paragraph. The Corporation or Holder may change, at any time and from time to time, by written notice to the other, the address previously specified for receiving notices. Until changed in accordance with this paragraph, the Corporation and the Holder specify their respective addresses as set forth below:

         Corporation:         Cairn Energy USA, Inc.
                              8115 Preston Road, Suite 500
                              Dallas, Texas 75225
                              Attention: Secretary

         Holder:              -----------------------
                              -----------------------
                              -----------------------

         15. INFORMATION CONFIDENTIAL. As partial consideration for the granting of this Incentive Option, the Holder agrees that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan.


         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed and the Holder has executed this Agreement on the day and year first above written.

                                          "CORPORATION"

                                           CAIRN ENERGY USA, INC.

                                       By:
                                          -----------------------
                                          -----------------------

                                  "HOLDER"
                                          -----------------------
                                          -----------------------

LABDAL:49156.2   15467-6
                                                         7